EXHIBIT 10.3
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                              CONSULTANT AGREEMENT

         THIS CONSULTANT SERVICES AGREEMENT ("Agreement") is made effective on this the 30th day of September, 1999, by IRT INDUSTRIES, INC., a Florida corporation (the "Company"), and Jason M. Baker ("Consultant").

         WHEREAS, the Consultant is responsible for providing advice and services to the Company.

                                R E C I T A L S:

         The Company wishes to grant the Consultant, and Consultant wishes to receive, as full compensation for such consultation services to the Company, a total of 60,000 Shares of the common stock of the Company ("Common Stock"), all pursuant to the provisions set forth herein;


         NOW, THEREFORE, in consideration of the sum of twenty ($20.00) Dollars, and other good and valuable consideration, the premises, mutual promises, covenants, terms and conditions herein, the receipt and sufficiency of which, are hereby acknowledged by the parties, and the parties do hereby agree as follows:

1. GRANT OF SHARES. The Company hereby grants to the Consultant shares of Common Stock (the "Shares") in the Company.

2. SHARE DELIVERY.  Upon execution this agreement the Company shall deliver,  as
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soon as  practicable,  a  Certificate  representing  the Shares as payable.  The
Consultant agrees to be bound by the terms and conditions hereof and any Consultant Services Plan filed with the Securities Exchange Commission "SEC" in relation hereto.

3. SERVICES.  Consultant has been engaged by the Company,  and Consultant agrees
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that he will render the Company business consultation services as they relate to the identification and acquisition of suitable candidates for the Company's Board of Directors, and for providing other advice and services as needed by the Company.

4.  COMPENSATION.  The  Consultant is not entitled to receive cash  compensation
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from any party in connection  herewith.  All  Compensation  shall be made in the form of "Common Stock" of the Company, as listed on the NASDAQ OTC-BB symbol "IRTG" and the receipt of the shares as referenced herein shall constitute full compensation. The parties agree that the Shares shall be valued at the last trade at the close of business on the day same bears date, or $.375 each. The Consultant also acknowledges that his employment with the Company shall be as an "independent contractor" within the meaning of such as defined by the Internal Revenue Code, and consultant further acknowledges that he will be solely responsible for all taxes resulting from his compensation in connection herewith.

5. REGISTRATION OR EXEMPTION. Notwithstanding anything to the contrary contained
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herein,  the Shares may not be issued unless the Shares are registered  pursuant to the Securities Act of 1933, as amended ("Act").

6. COMPANY'S RIGHTS. The existence of the Shares shall not affect in any way the
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rights of IRT to conduct its normal or any legal business of the Company.

7.  AMENDMENTS.  This Agreement may not be amended unless by the written consent
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of the Board of the Company and Consultant.

8.  EXCLUSIVE.  The  Consultant  agrees  that he will  not  engage  any  outside
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commitments,  which will render him unable to comply fully as anticipated herein with his duties and obligations to IRT.

9. GOOD  FAITH  AND FAIR  DEALING.  The  Consultant  will use  every  reasonable
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precaution  to ensure that no material  facts,  representations  or promises are made without reasonable ability of any party to comply with such. Consultant shall at all times use every precaution to ensure that a high level of integrity and security is maintained in carrying out his duties in connection herewith.

10. HOLD HARMLESS.  The Consultant  agrees to hold the Company  harmless for any
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and all  liabilities,  direct or  indirect,  hereafter  that may arise  from the action(s) or lack thereof, of the Consultant.

11. GOVERNING LAW. This Agreement shall be governed  entirely by the laws of the
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State of North Carolina.  The sole venue for any action arising  hereunder shall be Mecklenburg County, North Carolina. Consultant hereby consents to and waives jurisdiction in any other forum.

12. BINDING EFFECT.  This Agreement shall be binding upon and for the benefit of
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the parties hereto and their respective  heirs,  permitted  successors,  assigns and/or delegates.

13. CAPTIONS.  The captions herein are for convenience and shall not control the
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interpretation of this Agreement.

14.  COOPERATION.  The  parties  agree  to  execute  such  reasonable  necessary
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documents in order to carry out the intent and purpose of this  Agreement as set forth herein.

15. GENDER AND NUMBER. Unless the context otherwise requires, references in this
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Agreement  in any  gender  shall be  construed  to  include  all other  genders, references in the singular shall be construed to include the plural, and references in the plural shall be construed to include the singular.

16.  SEVERABILITY.  In the  event  anyone  or  more  of the  provisions  of this
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Agreement shall be deemed  unenforceable by any court of competent  jurisdiction for any reason whatsoever, this Agreement shall be construed as if such unenforceable provision was never contained herein.

17. ENTIRE AGREEMENT.  This Agreement  supersedes,  circumvents and replaces any
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and all other  agreements that may have been reached,  and it shall replace such other agreements whether written or oral, in their entirety, except as otherwise provided herein.

18. MULTIPLE  COUNTERPARTS.  This Agreement may be made and executed in multiple
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counterparts each being considered an Original, the validity of which may not be contested.

19.  COLLABORATION.  The Company has agreed to confidentially  make available to
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the  Consultant  all  "information"  necessary  to perform  the duties set forth herein. Consultant agrees that he will not personal for his own use or benefit allow or cause another to use such information for his personal benefit or that of another

         NOW WHEREAS, in consideration of the foregoing, the parties having read, and understanding the same, or having had the opportunity to seek advice on same, the parties do hereby sign, and affix their seals and agree to be bound by the terms, conditions and provisions hereof, on this the day same bears date.

IRT Industries, Inc.



/s/ Dale K. Chapman                            /s/ Jason M. Baker
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Dale K. Chapman, President/CEO                 Jason M. Baker, Consultant




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